Subsequent Events	6 Months Ended
Jun. 30, 2020
Event Subsequent [Abstract]
SUBSEQUENT EVENTS

NOTE 9 - SUBSEQUENT EVENTS:

a.	On July 9, 2020 the Company held an Annual General Meeting of Shareholders (the "Meeting"). At the Meeting, the shareholders of the Company approved, among other things:

1.	An amendment to the Company's articles of association.

2.	An increase of the authorized share capital of the Company by an additional NIS 750,000,000, such that the authorized share capital increased to NIS 1,000,000,000, consisting of 1,000,000,000 ordinary shares par value NIS 1.00 each.

3.	An amendment to the Company's compensation policy.

4.	A monthly consulting retainer in the amount of NIS 25,000 and an annual cash bonus up to NIS 200,000 to the Chairman of the board of directors of the Company.

5.	An amendment to compensation terms of Company's non-executive directors.

b.	On July 15, 2020, the Company and Polyrizon Ltd. or Polyrizon, a private company engaged in developing biological gels for the purpose of protecting patients against biological threats, and preventing intrusion of allergens and viruses through the upper airways and eye cavities, signed an ordinary share purchase agreement. The agreement includes investment of $10,000 and a loan of $94,000 that will be extended to Polyrizon. Pursuant to the investment, the Company was issued shares representing 19.9% of the issued and outstanding share capital of Polyrizon, on a fully diluted basis excluding outstanding deferred shares. In addition, the Company was granted the option, exercisable at the Company's sole discretion, to invest an additional investment amount of $1,000,000, in consideration for shares of Polyrizon such that following the additional investment, the Company will own 51% of Polyrizon on a fully diluted basis. The options is exercisable until the earlier of April 23, 2023 or the consummation by Polyrizon of equity financing of at least $500,000 based on a pre-money valuation of at least $10,000,000.